TRANSAMERICA SERIES TRUST

Transamerica Janus Balanced VP

Transamerica Janus Mid-Cap Growth VP

(each, a “portfolio”; together, the “portfolios”)

Supplement to the Currently Effective Prospectus,

Summary Prospectuses and Statement of Additional Information

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Effective on January 1, 2022, Janus Capital Management LLC (“Janus Capital”) changed its name to Janus Henderson Investors US LLC (“JHIUS”). Each portfolio’s investment objective, principal investment strategies, principal risks, portfolio managers, investment manager and investment management and sub-advisory fee schedules will remain the same.

As of that date, all references to Janus Capital as the sub-adviser to the portfolios in the Prospectus, Summary Prospectuses and Statement of Additional Information are replaced with JHIUS. The following replaces the information relating to Janus Capital in the Prospectus in the sub-section entitled “Further Information About Each Sub-Adviser” under the section entitled “Shareholder Information – Sub-Adviser(s)”:

Janus Henderson Investors US LLC (formerly known as Janus Capital Management LLC), an indirect subsidiary of Janus Henderson Group plc, together with its predecessors, has served as an investment adviser since 1969. Janus Capital Management LLC currently serves as investment adviser or sub-adviser to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. As of December 31, 2021, Janus Henderson Group plc has approximately $432 billion in total assets under management.

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Investors Should Retain this Supplement for Future Reference

March 3, 2022